                                                                   EXHIBIT 10(u)


233 South Wacker Drive, Suite 2800
Chicago, Illinois 60606
Tel 312-234-2732
Fax 313-234-3603


BANK OF AMERICA

TO:      Response Oncology, Inc.
         1775 Moriah Woods Blvd.
         Memphis, TN 38117

ATTN:    Pete Stark
PHONE:   901-761-7000
FAX:     901-683-7277

FROM:    Bank of America, N.A.
         233 South Wacker Drive - Suite 2800
         Chicago, Illinois 60606
         Sean Doyle/ John Dowaschinski

Date:    29JUN00


Our Reference No. 154327

Internal Tracking Nos. 3163066

         The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Response Oncology, Inc. and Bank of America, N.A. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below (the "Agreement").

         The definitions and provisions contained in the 1991 ISDA Definitions (as supplemented by the 1998 Supplement), as published by the International Swaps and Derivatives Association, Inc., (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Without prejudice to the foregoing. references in this Confirmation to the Transaction shall for the purposes of the Definitions mean the Swap Transaction.

         1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of May 12, 1997, as amended and supplemented from time to time, between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

         In this Confirmation "Party A" means Bank of America, N.A. and "Party B" means Response Oncology, Inc.

         2. The terms of the particular Transaction to which this Confirmation relates are as follows:

         Notional Amount:           USD 17,000,000.00
         Trade Date:                28JUN00
         Effective Date:            01JUL00
         Termination Date:          01JUL01, subject to adjustment in
                                    accordance with the Modified Following
                                    Business Day Convention

         FIXED AMOUNTS:

         Fixed Rate Payer:          Party B

         Fixed Rate Payer
         Payment Dates:             The 1st of each January, April, July and
                                    October, commencing 01OCT00 and ending
                                    01JUL01, subject to adjustment in
                                    accordance with the Modified Following
                                    Business Day Convention.

         Fixed Rate:                7.24000%

         Fixed Rate Day Count
         Fraction:                  Actual/360

         FLOATING AMOUNTS:

         Floating Rate Payer:       Party A

         Floating Rate Payer
         Payment Dates:             The 1st of each January, April, July and
                                    October, commencing 01OCT00 and ending
                                    01JUL01, subject to adjustment in accordance with the Modified Following Business Day
                                    Convention.

         Floating Rate for Initial
         Calculation Period:        TO BE SET

         Floating Rate Option:      USD-LIBOR-BBA

         Designated Maturity:       3 Month

         Spread:                    None

         Floating Rate Day Count
         Fraction:                  Actual/360

         Reset Dates:               The first day of each Calculation Period

         Compounding:               Inapplicable

         Business Days:             New York, London

         Calculation Agent:         Party A

         3. RECORDING OF CONVERSATIONS:

         Each party to this Transaction acknowledges and agrees to the tape recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.

         4. ACCOUNT DETAILS:

         Account for payments to Party A:
                  USD
         We will debit your account.
         NAME:    Bank of America
         ABA #    TN
         ACCT:    0112996855
                  RESPONSE ONCOLOGY

         Account for payments to Party B:
                  USD
         NAME:    Bank of America
         CITY:    NASHVILLE
         ABA #    TN
         ATTN:    NABKUS3ANAS
         NAME:    RESPONSE ONCOLOGY
         ACCT:    0112996855


         5. OFFICES:

         The Office of Party A for
         this Transaction is:                Charlotte, NC

         The Office of Party B for
         this Transaction is:                Tennessee, USA

CREDIT SUPPORT DOCUMENT:  As per Agreement (and Credit Support Annex if
                          applicable).

         Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by returning via telecopier an executed copy of this Confirmation to the attention of Global Derivative Operations at (fax no. (312) 234-3603).

         Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.



Yours Sincerely,

Bank of America, N.A.



By: /s/ Allison Smaluk
    --------------------------------
    Vice-President

Authorized Signatory

Accepted and confirmed as of the date first written:

Response Oncology, Inc.


By: /s/ Pete A. Stark
    --------------------------------
Name: Pete A. Stark
      -----------------------------
Title: VP Finance
       ----------------------------

Our Reference # 154327